UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2011

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
-----------	-----------------------------------	--------------------

1-5324	NORTHEAST UTILITIES	04-2147929
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(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
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(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE	02-0181050
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(a New Hampshire corporation)
Energy Park
780 North Commercial Street
Manchester, New Hampshire 03101-1134
Telephone: (603) 669-4000

0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY	04-1961130
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(a Massachusetts corporation)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02

Results of Operations and Financial Condition.

On November 4, 2011, Northeast Utilities (NU) issued a news release announcing the unaudited results of operations for the third quarter and first nine months of 2011 and providing related financial information for certain of its subsidiaries for the same periods.  A copy of the news release and the related financial reports are attached as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference thereto.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by NU, The Connecticut Light and Power Company, Public Service Company of New Hampshire or Western Massachusetts Electric Company under the Securities Act of 1933, as amended unless specified otherwise.

Section 7 – Regulation FD

Item 7.01

Regulation FD Disclosure

On November 7, 2011, NU will participate in the Edison Electric Institute Financial Conference and will give a joint presentation with NSTAR. Attached as Exhibit 99.3 and incorporated herein by reference, are the presentation slides to be used by NU and NSTAR at the conference, which will be simultaneously webcast to the public.

The information contained in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by NU, The Connecticut Light and Power Company, Public Service Company of New Hampshire or Western Massachusetts Electric Company under the Securities Act of 1933, as amended, unless specified otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	News Release issued by Northeast Utilities on November 4, 2011
Exhibit 99.2	Financial Report for the three and nine month periods ended September 30, 2011
Exhibit 99.3	Slide presentation dated November 7, 2011 for presentation at the Edison Electric Institute Financial Conference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
By: /S/ JAY S. BUTH Name: Jay S. Buth Title: Vice President-Accounting and Controller

Date:  November 4, 2011